Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CLIPPER REALTY INC.

SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, David Bistricer, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Clipper Realty Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 1, 2017	By:	/s/ David Bistricer
David Bistricer
Chief Executive Officer